ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

                   10.28 MEMORANDUM OF IN-STORE BANK FACILITY
                LICENSE AGREEMENT DATED AUGUST 13, 1999 BETWEEN
               REGISTRANT AND SUPERVALU INC., D/B/A CUB FOODS FOR
                                PROPERTY LOCATED
                     AT 14610 US 31 North, CARMEL, INDIANA


         The parties (hereinafter referred to separately as "Licensor" and "Licensee") hereby set forth certain terms of a License Agreement entered into between such parties on August 13, 1999 ("License").

     Section 1. Name and Mailing Address of Licensor. The name and mailing address of Licensor is SuperValu Inc., d/b/a CUB Foods, 7140 East Washington Street, Indianapolis, Indiana 46219.

     Section 2. Name and Mailing Address of Licensee. The name and mailing address of Licensee is MetroBank, 10333 North Meridian Street, Suite 111, Indianapolis, Indiana 46290.

     Section 3. Common Address and Legal Description. The common street address of the premises Licensed by Licensee is 14610 US 31 North, Carmel, Indiana 46032.

     Section 4. Term. The term of the License is five (5) years from the Commencement Date.

     Section 5.   Renewal Options. Licensee has two (2) renewal options of five
(5) years each.

     Section 6.   Additional Provisions.  None.


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